                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         ACTUATE SOFTWARE CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                                  94-3193197
           (STATE OF                               (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NUMBER)

    999 Baker Way, Suite 270
     San Mateo, California                               94404

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


If this form relates to the                 If this form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section              securities pursuant to Section
12(b) of the Exchange Act and               12(g) of the Exchange Act and
is effective pursuant to                    is effective pursuant to
General Instruction A.(c),                  General Instruction A.(d),
please check the following box. [_]         please check the following box. [X]



SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
                                   333-55741
                                   ---------
                                (If applicable)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

       Title of Each Class               Name of Each Exchange on Which
       to be so Registered               Each Class is to be Registered

         Not Applicable                          Not Applicable


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                        COMMON STOCK, $0.001 PAR VALUE

                                (Title of class)
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ITEM 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-55741).

ITEM 2    Exhibits.
          --------

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

 1.1 Specimen of Common Stock Certificate -- incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-1 (File No. 333-55741).

 2.1 Articles of Incorporation of Registrant -- incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-55741).

 2.2 Form of Amended and Restated Certificate of Incorporation of Registrant to be filed upon the closing of the reincorporation of the Registrant in Delaware --incorporated herein by reference to
            Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-55741).

 2.3 Form of Restated Certificate of Incorporation of Registration to be filed upon the closing of the Registrant's initial public offering -- incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-55741).

 2.4        Bylaws of Registrant -- incorporated herein by reference to Exhibit
            3.4 to the Company's Registration Statement on Form S-1 (File No. 333-55741).

 2.5 Form of Amended and Restated Bylaws of Registrant to be effective upon the closing of the reincorporation of the Registrant in Delaware -- incorporated herein by reference to Exhibit 3.5 to the Company's Registration Statement on Form S-1 (File No. 333-55741).
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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   ACTUATE SOFTWARE CORPORATION

Date:  July 9, 1998                By:   /s/ Daniel A. Gaudreau
       ------------                    --------------------------
                                         Daniel A. Gaudreau
                                         Chief Financial Officer